Exhibit 10.109

EIGHTH AMENDMENT

This EIGHTH AMENDMENT dated as of November 9, 2010 (this “Eighth Amendment”), is between RB International Finance (USA) LLC (formerly known as RZB Finance LLC) (the “Lender”) and Regional Enterprises, Inc., a Virginia corporation (as successor by assumption of obligations to Rio Vista Energy Partners L.P., the “Borrower”).

WITNESSETH:

WHEREAS, Lender and the Borrower are parties to the Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”; capitalized terms used herein having the meanings given thereto in the Loan Agreement unless otherwise defined herein);

WHEREAS, the Borrower has requested the Lender to agree to certain amendments to the Loan Agreement; and

WHEREAS, the Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments.

Subsection 7.1(F)(i) of the Loan Agreement is hereby amended and restated in its entirety, effective on the Effective Date referred to in Section 2 hereof, as follows:

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“(i) (v) RVEP ceases to own and control directly 100% of the capital stock of the Borrower, (w) Rio Vista GP, LLC ceases to be the sole general partner of RVEP, (x) POC, Central Energy, LP, a Delaware limited partnership (“CE LP”) or Central Energy, LLC, a Delaware limited liability company (“CE LLC”) ceases to own and control directly or indirectly, at least 51% of the membership interests of Rio Vista GP, LLC, (y) Carter R. Montgomery and Imad Anbouba cease to own and control at least 100% of the membership interests of CE LLC, the sole general partner of CE LP or (z) CE LLC ceases to be the sole general partner of CE LP; or”

Section 2.          Effectiveness.

This Eighth Amendment shall become effective on the date (the “Effective Date”) on which Lender shall have received:

(a)           this Eighth Amendment duly executed by the Borrower and the Lender;

(b)          a Consent, duly executed by RVEP, substantially in the form of Exhibit A hereto;

(c)          (i)  payment of all of Lender’s out of pocket costs and expenses;

(ii)         payment to the Lender of all accrued and unpaid interest and fees owing under the Loan Agreement immediately prior to giving effect to this Eighth Amendment; and

(iii)        payment to the Lender of a non-refundable amendment fee in the amount of $5,000 in cash; and

(d)          such corporate, partnership or other authorization documents of RVEP and the Borrower, as required by Lender.

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Section 3.          Effect of Amendment; Ratification; Representations; etc.

(a)          On and after the date hereof, when counterparts of this Eighth Amendment shall have been executed by all parties hereto,  this Eighth Amendment shall be a part of the Loan Agreement,  all references to the Loan Agreement in the Loan Agreement and the other Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Eighth Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Loan Agreement, shall mean the Loan Agreement as amended hereby.

(b)          Except as expressly set forth herein, this Eighth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Loan Agreement, as amended hereby, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

(c)          In order to induce Lender to enter into this Eighth Amendment, the Borrower represents and warrants to Lender that before and after giving effect to the execution and delivery of this Eighth Amendment:

(i)          the representations and warranties of the Borrower set forth in the Loan Agreement (other than Section 4.17, to the extent of the exception in clause (ii) below) and in the other Loan Documents are true and correct as if made on the date hereof; and

(ii)         no Default or Event of Default has occurred and is continuing, except for the Events of Default that have occurred and are continuing as a result of the failure by the Borrower to deliver to the Lender on or prior to (x) September 30, 2010, the annual audited financial statements for the Fiscal Year ended December 31, 2009, required to be delivered pursuant to Section 5.1(A) of the Credit Agreement and (y) the date that was 30 days after the month ended September 30, 2010, the monthly financial statements for such month, required to be delivered pursuant to Section 5.1(J) of the Credit Agreement.

(d)          The Borrower hereby represents and warrants to Lender that:

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(i)          as of the date hereof (before giving effect to the principal payment required under Section 2(c)(iii) above), the principal amount outstanding of the Loan is $3,470,000;

(ii)         interest and fees have accrued thereon as provided in the Loan Agreement; and

(iii)          the obligation of the Borrower to repay the Loan and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to the payment of the Obligations.

(e)          The Borrower hereby agrees and acknowledges that in accordance with Section 1(g) of the Third Amendment to Loan Agreement dated as of January 27, 2009 between the Borrower and the Lender, notwithstanding anything to the contrary contained in the Loan Agreement or any of the other Loan Documents, no Loans shall be LIBOR Loans and Loans shall not be converted into LIBOR Loans under any circumstances.

(f)          This Eighth Amendment is a Loan Document.

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Section 4.          Release; Covenant not to Sue.

(a)          EACH OF THE BORROWER AND RVEP (IN ITS OWN RIGHT AND ON BEHALF OF ITS OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) HEREBY REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER INCLUDING, WITHOUT LIMITATION, ANY SUCH DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS THAT CAN BE ASSERTED (I) TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE OBLIGATIONS OR (II) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER OR ANY OF ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS (COLLECTIVELY WITH THE LENDER, THE "“RELEASED PARTIES”). EACH OF THE BORROWER AND RVEP HEREBY UNCONDITIONALLY AND IRREVOCABLY, VOLUNTARILY AND KNOWINGLY WAIVES, REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE RELEASED PARTIES FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS EIGHTH AMENDMENT IS EXECUTED, WHICH THE BORROWER OR RVEP MAY NOW OR HEREAFTER HAVE AGAINST ANY OF THE RELEASED PARTIES (COLLECTIVELY, THE “RELEASED CLAIMS”) AND IRRESPECTIVE OF WHETHER ANY SUCH RELEASED CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS EIGHTH AMENDMENT.

(b)          EACH OF THE BORROWER AND RVEP AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE RELEASED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE RELEASED CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS EIGHTH AMENDMENT AND WERE IN ANY MANNER RELATED TO ANY OF THE LOAN DOCUMENTS.

Section 5.          New York Law.

This Eighth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to New York conflicts of laws principles.

Section 6.          Severability.

If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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Section 7.          Counterparts.

This Eighth Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures of the parties may appear on separate counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the day and year first above written.

REGIONAL ENTERPRISES, INC.		RB International Finance (USA) LLC (formerly known as RZB Finance LLC)

By:		By:
	Name: Ian Bothwell		Name:
	Title:		Title:

By:
Name:
Title:

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EXHIBIT A

CONSENT

The undersigned refers to the Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) between Regional Enterprises, Inc. (as successor by assumption of obligations to Rio Vista Energy Partners L.P. (“RVEP”), the “Borrower”) and RB International Finance (USA) LLC (formerly known as RZB Finance LLC) (the “Lender”). Terms used but not defined herein have the meanings given to them in the Loan Agreement.

The undersigned has executed one or more Loan Documents to which it remains a party, including, without limitation, (i) the Pledge Agreement dated as of July 26, 2007 between RVEP and the Lender (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) and (ii) the Agreement of Subordination and Assignment dated June 15, 2009 between the Borrower and RVEP (as amended, supplemented or otherwise modified from time to time, the “Subordination Agreement”). In order to induce the Lender to enter into the Eighth Amendment dated as of November 9, 2010 (the “Eighth Amendment”), the undersigned hereby consents to the Eighth Amendment (including, without limitation, the terms of Section 7 thereof), ratifies each Loan Document to which it is a party (including, without limitation, the Pledge Agreement and the Subordination Agreement) and confirms that all of its obligations under such Loan Documents are and shall remain in full force and effect, after giving effect to the Eighth Amendment, and shall and do apply to the Loan and all other obligations and liabilities now and at any time hereafter outstanding under the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed.

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Date: November 9, 2010

RIO VISTA ENERGY PARTNERS L.P.

By: Rio Vista GP LLC, its General Partner

By
Name: Ian Bothwell
Title:

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